SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934




                             October 30, 2003
______________________________________________________________________________
                   (Date of earliest event reported)



                    Independence Community Bank Corp.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Delaware                      0-23229                  11-3387931
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number) (IRS Employer
of incorporation)                                          Identification No.)



195 Montague Street, Brooklyn, New York                          11201
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



                               (718) 722-5300
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------

              99.1           Press Release dated October 30, 2003



ITEM 9.  Regulation FD Disclosure
         ------------------------

    On October 30, 2003, Independence Community Bank Corp. (the "Company") announced that its wholly owned subsidiary, Independence Community Bank, has entered into an agreement to acquire certain mortgage warehouse loans from The Provident Bank. The transaction is expected to be completed in November 2003.

    For additional information, reference is made to the Company's press release dated October 30, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

























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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             INDEPENDENCE COMMUNITY BANK CORP.



Date: October 31, 2003       By: /s/ John K. Schnock
                                 --------------------------------------------
                                 John K. Schnock
                                 Senior Vice President, Secretary  and Counsel







































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